FINANCIAL INCOME (LOSS), NET	12 Months Ended
Dec. 31, 2019
Financial Income (loss), Net [abstract]
FINANCIAL INCOME (LOSS), NET
NOTE 12:	FINANCIAL INCOME (LOSS), NET

	Year ended December 31,
	2017	2018	2019
		(U.S. $ in thousands)
Hedging instrument gain (loss), net	$88	$(337)	$366
Bank charges	(18)	(89)	(153)
Exchange rate gain (loss), net	336	(418)	(1,175)
Interest income (expense), net	(137)	(218)	878
Other, net	(2)	15	(1)
Total financial income (expenses), net	$267	$(1,047)	$(85)